UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2026

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Ocean Park Blvd.,	Suite 3000,	Santa Monica,	California	90405
(Address of principal executive offices)				(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2026, the Board of Directors of ZipRecruiter, Inc. (the “Company”), approved the appointment of Carmen Chan, age 40, as the Company’s Chief Financial Officer and principal financial officer, with such appointment to be effective as of August 17, 2026. Prior to joining the Company, Ms. Chan served as a Managing Director at Barclays from September 2023 to May 2026, where she advised technology and internet companies on financing and strategic transactions. From March 2021 to August 2023, Ms. Chan served as Vice President of Corporate Development and Investor Relations at Noom, a leading digital health company. From February 2016 to March 2021, Ms. Chan held investment banking roles within the technology, media and telecommunications group at Goldman Sachs. From April 2014 to December 2015, Ms. Chan served as Head of Revenue and Business Development at theSkimm, a digital media company. Earlier in her career, from February 2011 to April 2014, Ms. Chan held investment banking roles at UBS across its London and Sydney offices. Ms. Chan holds a Bachelor of Laws, a Bachelor of Commerce, and a Bachelor of International Relations from the University of Adelaide.
Pursuant to the terms of Ms. Chan’s offer letter (the “Offer Letter”), Ms. Chan will receive an annual base salary of $500,000 and will be eligible to receive an annual bonus pursuant to the Company’s Annual Executive Incentive Plan based on performance metrics established by the Compensation Committee of the Company’s Board of Directors, with a minimum 2026 annual bonus of $100,000. Ms. Chan will also be eligible to earn an onboarding bonus in the amount of $200,000, payable in two installments 90 days and 180 days following her commencement of employment, generally subject to her continued employment through the payment date. Ms. Chan will also be eligible for up to $100,000 in relocation reimbursements, which amount will be grossed-up to the extent it is taxable to her. In connection with her employment, Ms. Chan was also granted 650,000 restricted stock units (the “RSUs”) pursuant to the terms of the Company’s 2021 Equity Incentive Plan. 500,000 of such RSUs will vest over a four-year period, subject to continued service, with 25% vesting on the first quarterly vesting date following the one-year anniversary of the grant date and an additional 1/16th vesting on each subsequent quarterly vesting date until vested in full. 150,000 of such RSUs are performance-based and will vest, if at all, subject to continued service over a four-year period and the achievement of a stock price metric consistent with that applicable to certain other executive officers of the Company. Ms. Chan’s employment is on an “at will” basis. Ms. Chan will also enter into the Company’s standard change in control and severance agreement for executives.
The foregoing description of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Offer Letter, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.
There are no other arrangements or understandings between Ms. Chan and any other persons, pursuant to which she was appointed as Chief Financial Officer. There are no family relationships, as defined in Item 401 of Regulation S-K, among any of the Company’s directors or executive officers and Ms. Chan, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with her appointment, the Company and Ms. Chan will enter into the Company’s standard form of indemnification agreement, which is attached as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 25, 2026.

Also effective August 17, 2026, in connection with the effectiveness of Ms. Chan’s appointment as the Company’s Chief Financial Officer, David Travers will continue to serve in his role as the Company’s President, but will no longer serve as the Company’s interim Chief Financial Officer and principal financial officer.
Item 8.01    Other Events.
On July 28, 2026, the Company issued a press release captioned “ZipRecruiter Appoints Carmen Chan as Chief Financial Officer.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press Release, dated July 28, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which include, without limitation, statements regarding the anticipated timing of Ms. Chan’s appointment as Chief Financial Officer and the effective date on which Mr. Travers will no longer serve as the Company’s interim Chief Financial Officer, and other information that is not historical information. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “propose,” “endeavor,” “will,” “should,” “future,” “transition,” “outlook” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. These statements are not guarantees of future performance, and are based on management’s expectations as of the date of this Current Report on Form 8-K and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from any future results, performance or achievements, including the factors identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, in each case, that was filed with the Securities and Exchange Commission. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Except as may be required by law, the Company undertakes no obligation, and does not intend, to update these forward-looking statements after the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: July 28, 2026	By:	/s/ David Travers
David Travers
President and interim Chief Financial Officer